EXHIBIT 10.34


                        FIRST AMENDMENT TO THE AGREEMENT


         THIS FIRST AMENDMENT TO THE AGREEMENT (this "First Amendment"), is made and entered into effective as of 30th day of January, 1998, by and among NATIONAL TOBACCO COMPANY, L.P. ("National Tobacco") and NORTH ATLANTIC TRADING COMPANY, INC. ("NATC") (collectively, the "Companies"), and MAURICE LANGSTON ("Langston").

                              STATEMENT OF PURPOSE

         The Companies have requested, and Langston has agreed, to amend the Agreement dated October 29, 1997 (the "Agreement"), among the Companies and Langston as provided herein, and subject to the terms and conditions hereof. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the promises and of the mutual covenants and agreements contained herein, the parties hereby agree as follows:

         1. EXTENSION OF OPTION PERIOD. Section 5(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

         5. (a) NATC and Langston are parties to an Exchange and Stockholders' Agreement dated the 25th of June, 1997 (the "Stockholders' Agreement"). NATC (or its designee(s)) agrees to exercise its option on or before March 20, 1998 (the "Exercise Date") to purchase 10,100 shares of NATC stock held by Langston at a purchase price of $40 a share (the "NATC Option") for an aggregate purchase price of $404,000 (the "Purchase Price"). NATC (or its designee(s)) shall pay to Langston an additional amount equal to the fixed rate of 8% per annum of the Purchase Price from the period beginning February 1, 1998 and ending on the exercise date of the NATC Option. Subject to the provisions of Section 5(b) below, upon completion of the purchase, NATC agrees to waive its option to purchase the remaining shares held by Langston unless Langston wishes to offer same for sale. In connection with such waiver, Langston agrees to enter into a right of first refusal agreement with NATC pursuant to which Mr. Langston will grant NATC (or its designee(s)) a 60-day right of first refusal on mutually agreeable terms.

         2. APPLICABLE LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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         3. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

         4. AMENDMENT OR WAIVER. The parties agree that this First Amendment is entered into in accordance with Section 9 of the Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                            NORTH ATLANTIC TRADING COMPANY, INC.


                                            By: /s/  Thomas F. Helms, Jr.
                                                --------------------------------
                                               Name: Thomas F. Helms, Jr.
                                               Title: Chief Executive Officer


                                            NATIONAL TOBACCO COMPANY, L.P.

                                            By: National Tobacco Finance
                                                 Corporation,
                                                its general partner

                                            By: /s/  Thomas F. Helms, Jr.
                                                --------------------------------
                                               Name: Thomas F. Helms, Jr.
                                               Title: Chief Executive Officer


                                            /s/ Maurice Langston
                                            ------------------------------------
                                            Maurice Langston



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